NET GAIN ON SECURITIES - (Details) - PEN (S/) S/ in Thousands		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net gain on financial assets at fair value through profit or loss		S/ 221,060	S/ 147,582	S/ 33,333
(Provision) recovery of credit loss for investments at fair value through other comprehensive income (iii), Note 6(b)		(52,263)	745	1,909
Others		(2,331)	781	80
Total		523,082	546,814	242,829
Associates [member]
Net gain in associates (i)	[1]	64,672	79,844	72,254
Trading securities [member]
Net gain on investments at fair value through other comprehensive income		S/ 291,944	S/ 317,862	S/ 135,253

[1]	It mainly includes the gain of its associated “Entidad Prestadora de Salud” for approximately S/60.0 million during the year 2020 (S/53.6 million during the year 2019).(ii)